UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     June 20, 2002


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)












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Item 5. Other Events

Meredith Corporation presented at the Mid-Year Media Review on June 20, 2002. At the program, Chairman and Chief Executive Officer William T. Kerr, Publishing Group President Stephen M. Lacy, Broadcasting Group President Kevin
P. O'Brien and Chief Financial Officer Suku V. Radia discussed company developments and responded to questions. The text of the presentation is attached as an exhibit. The presentation is accessible to the public on the company's Web site, meredith.com. It will remain there until June 27, 2002.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1  Text of presentation at Mid-Year Media Review on June 20,
                  2002.



































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                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                  /s/ Suku V. Radia
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date:  June 20, 2002
















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                               Index to Exhibits




          Exhibit
          Number                      Item
          -------------------------------------------------------------------
            99.1  Text of presentation at Mid-Year Media Review on June 20,
                  2002.






































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